                                                                    EXHIBIT 10.8


               SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT ("Amendment") is dated as of the day of December, 1997, between LANCETTI COSMETICS CORPORATION, a Florida corporation ("Borrower") and FIRST UNION NATIONAL BANK, a national banking association, successor by merger to FIRST UNION NATIONAL BANK OF FLORIDA ("Bank").


                                R E C I T A L S:

         A. Borrower and Bank entered into that certain Credit and Security Agreement dated September 28, 1995, as amended by Amendment to Credit and Security Agreement dated April 15, 1997.

         B. Bank has agreed to advance additional sums to Borrower.

         C. Borrower and Bank desire to modify and amend certain provisions of the Agreement pursuant to this Amendment.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and to induce the Bank to extend the additional credit to the Borrower, the parties, each intending to be legally bound, do hereby agree as follows:

         1. The foregoing recitals are true and are incorporated in this Amendment by this reference.

         2. Capitalized terms as used herein shall have the same meanings as set forth in the Agreement unless the context indicates a different meaning.

         3. Paragraph 1.1 of the Agreement is hereby amended by adding the following definitions:

               ""ADDITIONAL TERM NOTE" shall mean that certain FIVE HUNDRED THOUSAND DOLLARS ($500,000) Term Promissory Note made by Bank to Borrower dated December 17,"1997, and all modifications and renewals thereto.

               "ADDITIONAL TERM LOAN" shall mean that certain FIVE HUNDRED THOUSAND DOLLAR ($500,000) term loan made by Bank to Borrower as evidenced by the Additional Term Note."

         4. Section 1.1 is further modified to amend the definitions as follows:

               ""MAXIMUM LOAN AMOUNT" shall mean THREE MILLION DOLLARS ($3,000,000) as to the Revolving Loan, TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) as to the Term Loan and FIVE HUNDRED THOUSAND DOLLAR ($500,000) as to the Additional Term Loan or such other amount as the Bank may consent to from time to time.

               "NOTE" shall mean collectively the Consolidated Note, the Term Note and the Additional Term Note, and any other promissory note now or hereafter evidencing the indebtedness, and all modifications, extensions or renewals thereto."

         5. In case of any conflict or ambiguity between the terms and provisions of this Second Amendment and the terms and provisions of the Agreement, the terms and provisions of this Second Amendment shall control to extent of such conflict or ambiguity.

         6. Except as modified hereby, the terms and provisions of the Agreement are hereby ratified and confirmed.

                                    BORROWER:

                                    LANCETTI COSMETICS CORPORATION,
                                    a Florida corporation

                                    By:
                                       -------------------------------------
                                       Jacques Cohen, President



                                    LENDER:

                                    FIRST UNION NATIONAL BANK, a national
                                    banking association, successor by merger to FIRST UNION NATIONAL BANK OF FLORIDA

                                    By:
                                        ----------------------------------------
                                    Printed Name:
                                                 -------------------------------
                                    Title:
                                          --------------------------------------












                                       2